Net Income (Loss) Per Share	12 Months Ended
Mar. 31, 2025
Earnings Per Share [Abstract]
Net Income (Loss) Per Share
17 - Net Income (Loss) Per Share
The following table presents a reconciliation of basic and diluted earnings per share computations:

	Fiscal Year Ended March 31,
(in millions, except per share amounts)	2025	2024	2023
Numerator:
Income (loss) attributable to ordinary shareholders — basic and diluted
Net income (loss)	$792	$306	$524
Denominator:
Weighted average ordinary shares used to calculate income (loss) per share — basic (1)	1,050	1,027	1,025
Equity-classified share-based awards	13	17	3
Weighted average ordinary shares used to calculate income (loss) per share — diluted	1,063	1,044	1,028
Income (loss) per share attributable to ordinary shareholders — basic
Net income (loss) per ordinary share - basic	$0.75	$0.30	$0.51
Income (loss) per share attributable to ordinary shareholders — diluted
Net income (loss) per ordinary share - diluted	$0.75	$0.29	$0.51
Securities excluded from diluted net income (loss) per ordinary share because their effect would have been anti-dilutive:
Restricted share units (2)	—	—	17
Performance share units (3)	—	—	—
Total	—	—	17
(1)    For the fiscal year ended March 31, 2024, includes weighted average ordinary shares for vested securities without restrictions that were not issued and outstanding as of the end of the reporting period.
(2)    For the fiscal year ended March 31, 2024, RSUs exclude certain awards which require cash settlement and do not allow for share settlement.
(3)    Prior to the IPO, certain executive awards entitled participants to fixed monetary amounts where the quantity of securities was calculated based on the total fixed monetary amount divided by the closing average market price of ordinary shares. Upon the IPO, these awards entitled participants to a fixed number of ordinary shares calculated based on the total fixed monetary amount divided by the IPO price.